EXHIBIT 32.1

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, James A. Todd, is the President and Chief Executive Officer of AF Financial Group (the “Company”).

This statement is being furnished in connection with the filing by the Company of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 (the “Report”).

By execution of this statement, I certify that:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

B)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to AF Financial Group and will be retained by AF Financial Group and furnished to the Securities and Exchange Commission or its staff upon request.

September 28, 2003	/s/ James A. Todd
Dated	James A. Todd

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, Melanie P. Miller, is the Chief Financial Officer of AF Financial Group (the “Company”).

This statement is being furnished in connection with the filing by the Company of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 (the “Report”).

By execution of this statement, I certify that:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

B)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to AF Financial Group and will be retained by AF Financial Group and furnished to the Securities and Exchange Commission or its staff upon request.

September 28, 2003	/s/ Melanie P. Miller
Dated	Melanie P. Miller